UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cohen & Company Inc., a Maryland corporation (the “Company”), held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Time, on Thursday, June 2, 2022. The Annual Meeting was held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of the Company’s stockholders, employees and directors.

At the Annual Meeting, the Company’s stockholders voted to approve Amendment No. 2 (the “Amendment”) to the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended. The Amendment, which the Board of Directors approved on March 29, 2022, increased the maximum number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), available for issuance under the Company’s 2020 Long-Term Incentive Plan, as amended, from 1,200,000 shares of Common Stock to 1,900,000 shares of Common Stock. The Company’s key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including Cohen & Company, LLC, the Company’s operating subsidiary, any joint venture affiliate of the Company or its subsidiaries and employees of such persons are eligible to be granted awards under the 2020 Long-Term Incentive Plan, as amended.

Copies of the Amendment and the Company’s 2020 Long-Term Incentive Plan, as amended, were filed together as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 14, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following four proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.	To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.	To approve the Amendment to increase the number of shares of Common Stock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares;

3.	To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement; and

4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 1,548,385 shares of Common Stock, 4,983,557 shares of the Company’s Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”), and 22,429,541 shares of the Company’s Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”). The Common Stock, the Series E Preferred Stock and the Series F Preferred Stock voted together on all matters at the Annual Meeting. Each stockholder of record as of the close of business on April 7, 2022, the record date of the Annual Meeting (the “Record Date”), was entitled to one vote on each matter properly brought before the meeting for (i) each share of Common Stock held by such stockholder as of the Record Date, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of the Record Date, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of the Record Date.

There were 3,641,068 shares of Common Stock, 4,983,557 shares of Series E Preferred Stock (representing 498,355 votes at the Annual Meeting), and 22,429,541 shares of the Series F Preferred Stock (representing 2,242,954 votes at the Annual Meeting) present in person or by proxy at the Annual Meeting, which represented approximately 85% of the combined voting power of the shares of Common Stock, Series E Preferred Stock and Series F Preferred Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The voting results of the Annual Meeting were as follows:

Proposal 1:	Election of Directors

The Company’s stockholders elected Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement, by the number of votes set forth below.

Nominee	For	Withheld	Broker Non-Votes
Daniel G. Cohen	2,999,800	57,838	583,430
G. Steven Dawson	3,018,719	38,919	583,430
Jack J. DiMaio, Jr.	3,018,791	38,847	583,430
Jack Haraburda	2,988,921	68,717	583,430
Diana Louise Liberto	3,011,749	45,889	583,430

Proposal 2:	Approval of Amendment No. 2 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan

The Company’s stockholders approved the Amendment to increase the number of shares of Common Stock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares, by the number of votes set forth below.

For	Against	Abstain	Broker Non-Votes
2,977,047	79,816	775	583,430

Proposal 3:	Approval, on an Advisory Basis, of Compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement relating to the Annual Meeting

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the number of votes set forth below.

For	Against	Abstain	Broker Non-Votes
2,956,944	97,687	3,007	583,430

Proposal 4:	Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by the number of votes set forth below.

For	Against	Abstain
3,611,254	20,057	9,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: June 3, 2022	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer